UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
June 27, 2011 (June 23, 2011)

BREITBURN ENERGY PARTNERS L.P.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-33055 (Commission File Number)	74-3169953 (I.R.S. Employer Identification No.)

515 South Flower Street, Suite 4800
Los Angeles, CA 90071
(Address of principal executive office)

(213) 225-5900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07  Submission of Matters to a Vote of Security Holders.

On June 23, 2011, BreitBurn Energy Partners L.P., a Delaware limited partnership (the “Partnership”), held its Annual Meeting of Limited Partners (the “2011 Annual Meeting”) in Los Angeles, California.  At the 2011 Annual Meeting, the Partnership’s limited partners were requested to (1) elect two directors to the Board of Directors (the “Board”) of BreitBurn GP, LLC, the general partner of the Partnership (the “General Partner”), for a three-year term that will expire in 2014 at the 2014 Annual Meeting of Limited Partners (“Class III Directors”), or until their successors are duly elected and qualified; (2) to approve an advisory (non-binding) proposal regarding the compensation of our General Partner’s named executive officers (the “Say-on-Pay Proposal”); (3) to approve an advisory (non-binding) proposal regarding the frequency of the advisory vote on compensation of our General Partner’s named executive officers (the “Say-on-Frequency Proposal”); (4) to approve the First Amendment to the First Amended and Restated BreitBurn Energy Partners L.P. Long-Term Incentive Plan (the “Long-Term Incentive Plan”) which increases the aggregate number of common units that may be delivered with respect to awards under the Long-Term Incentive Plan by 3,000,000 units and (5) ratify the appointment of PricewaterhouseCoopers LLP as the Partnership’s independent registered public accounting firm for the fiscal year ending December 31, 2011, all of which were described in the Partnership’s Notice of Annual Meeting and Proxy Statement for the 2011 Annual Meeting.

The following actions were taken by the Partnership’s limited partners with respect to each of the proposals:

1.	Elect two Class III Directors. All nominees were re-elected as directors by the votes indicated:

Nominee	Voted For	Votes Withheld	Broker Non-Votes
David B. Kilpatrick	33,457,121	229,850	19,653,462
W. Yandell Rogers	33,445,993	240,978	19,653,462

2.	Approve the advisory Say-on-Pay Proposal. This proposal was approved by the votes indicated:

Voted For	Voted Against	Abstentions
30,893,376	2,545,357	248,238

3.	Approve the advisory Say-on-Frequency Proposal for three years. This proposal was approved for three years by the votes indicated:

1 Year	2 Years	3 Years	Abstentions
7,000,336	310,067	26,121,335	255,233

In accordance with the Board’s recommendation to unitholders and in light of the voting results, the Partnership has determined that an advisory vote on the compensation of our General Partner’s named executive officers will be conducted every three years until the next required advisory vote on the frequency of unitholder advisory votes on executive compensation.

4.	Approve the First Amendment to the Long-Term Incentive Plan. This proposal was approved by the votes indicated:

Voted For	Voted Against	Abstentions
28,265,344	5,135,817	285,810

5.	Ratify PricewaterhouseCoopers LLP as independent registered public accounting firm for the fiscal year ending December 31, 2011. This proposal was approved by the votes indicated:

Voted For	Voted Against	Abstentions
52,900,026	146,839	293,568

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BREITBURN ENERGY PARTNERS L.P.

	By:	BREITBURN GP, LLC,
its general partner

Dated: June 27, 2011	By:	/s/ Gregory C. Brown
Gregory C. Brown
General Counsel and Executive Vice President